UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 18, 2022

Nexien BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-55320

Delaware	26-2049376
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4340 E Kentucky Ave, Suite 206, Glendale, CO	80246
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 495-7583

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2022, Nexien BioPharma, Inc. (the “Company”) entered into a note purchase agreement with Quick Capital, LLC, a Wyoming limited liability company (“Quick Capital”), pursuant to which the Company issued Quick Capital a twelve-month convertible promissory note in the principal amount of $170,454 (the “Note”) for a $150,000 investment, which included an original issuance discount of 12%. In connection with the Note issuance, Quick Capital was also issued 500,000 restricted shares of the Company’s common stock and a three-year warrant (the “Warrant”) to purchase up to an aggregate of 347,512 restricted shares of the Company’s common stock at an exercise price of $0.075 per share (the “Warrant Shares”).

Quick Capital is entitled to a cash payment of $20,000 as liquidated damages for any failure to include all shares issuable upon the conversion of the Note (the “Conversion Shares”) and the Warrant Shares on any registration statement filed with the Securities and Exchange Commission. For twelve months following the issuance of the Quick Note, Quick Capital will have the right of first refusal to participate in future financings proposed to the Company by bonafide third parties on the same terms as such third parties and participation rights to purchase up to $1,000,000 of securities in other offerings, subject to certain exceptions.

The Note is convertible into shares of common stock at a conversion price of $0.035 per share. If delivery of the Conversion Shares is not timely made, the Company is obligated to pay Quick Capital $1,000 for each day that the delivery is late as liquidated damages. The conversion price of the Note will be reduced if the Company issues common stock or grants derivative securities for consideration at a price less than the conversion price to the amount of the consideration of such dilutive issuance. The Note may be prepaid at any time within the first six months at 130% of face value. Thereafter, the Note can only be prepaid at Quick Capital’s discretion.

If the Company makes a distribution of its assets, Quick Capital will be entitled to receive the amount of such assets which would have been payable had Quick Capital been the holder of such shares on the record date for such distribution. If the Company issues convertible securities or rights to purchase securities or other property pro rata to its shareholders, Quick Capital will be entitled to acquire such securities or rights upon the same terms as if Quick Capital had converted the Note.

The Note also contains certain restrictive covenants limiting the Company’s ability to make distributions or dividends, repurchase its securities, incur debt, sell assets, make loans, or engage in exchange offers.

If an event of default (as described in the Note) occurs, the Note will become immediately due and payable in an amount equal to 150% of the then outstanding principal amount of the Note plus any interest or amounts owing to Quick Capital.

The Warrant provides, among other things, that if the Warrant Shares are not timely delivered, the Company will be obligated to pay $2,000 per day as liquidated damages. If there is no effective registration statement covering the Warrant Shares, Quick Capital may exercise the Warrant on a cashless basis in accordance with the terms of the Warrant. The exercise price and number of Warrant Shares are subject to adjustment in the event of certain corporate actions as described in the Warrant, including stock dividends, distributions, stock splits and dilutive issuances. Upon the occurrence of certain fundamental transactions including mergers, the sale of all of the Company’s assets and tender offers, Quick Capital will be entitled to alternative consideration related to those transactions.

The Note may not be converted and the Warrant may not be exercised if after giving effect to such conversion or exercise, as the case may be, Quick Capital and its affiliates would beneficially own more than 9.99% of the outstanding common stock of the Company.

On or after May 7, 2022 and upon the mutual agreement of the Company and Quick Capital, Quick Capital may purchase additional note(s) in an aggregate amount not to exceed $350,000 on similar terms.

In connection with this transaction, the Company issued, as a consulting fee, a one-year warrant to purchase 2,250,000 restricted shares of the Company’s common stock at an exercise price of $0.001 per share to One Eyed Jack Enterprises LLC.

The foregoing description of the Purchase Agreement, Note and Warrant is qualified in its entirety by reference to the full text of such Purchase Agreement, Note and Warrant, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively and are incorporated herein in their entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference in this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Regulation S-K Number	Document
10.1	Note Purchase Agreement dated January 18, 2022 between the Company and Quick Capital, LLC
10.2	Convertible Promissory Note dated January 18, 2022 issued to Quick Capital, LLC
10.3	Common Stock Purchase Warrant dated January 18, 2022 issued to Quick Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXIEN BIOPHARMA, INC.

/s/: Richard Greenberg
Richard Greenberg, Chief Executive Officer
January 21, 2022

EXHIBIT INDEX

Regulation S-K Number	Document
10.1	Note Purchase Agreement dated January 18, 2022 between the Company and Quick Capital, LLC
10.2	Convertible Promissory Note dated January 18, 2022 issued to Quick Capital, LLC
10.3	Common Stock Purchase Warrant dated January 18, 2022 issued to Quick Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)